UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): April 10, 2017

Frontera Group Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

46-4429598

(I.R.S. Employer Identification No.)

150 Drake Street, Room 7F

Pomona CA 91767

 (Address of principal executive offices)   (Zip Code)

Phone: 909-374-5750

Copy of Communications to:

Bernard & Yam, LLP

Attn: Man Yam, Esq.

140-75 Ash Avenue, Suite 2D,

Flushing, NY 11355

Phone: 2122197783

Fax: 2122193604

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Changes in Registrant's Certifying Accountant.

a) On April 10, 2017, Frontera Group Inc (the "Company") terminated Pritchett, Siler and Hardy PC (“Pritchett, Siler and Hardy PC”) as its principal accountant. The decision of termination was adopted by its board of directors.

None of the reports of Pritchett, Siler and Hardy PC, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and Pritchett, Siler and Hardy PC, for the two most recent fiscal years and any subsequent interim period through April 10, 2017 (date of termination) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Pritchett, Siler and Hardy PC, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

We provided Pritchett, Siler and Hardy PC with a copy of this Current Report and have requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On April 10, 2017, the board of director of the Company approved the engagement of Wei, Wei & Co, LLP (“Wei, Wei & Co, LLP”) as its principal accountant to audit the Company's financial statements. During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with the entity of Wei, Wei & Co, LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Wei, Wei & Co, LLP provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Wei, Wei & Co, LLP on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of Pritchett, Siler and Hardy PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Frontera Group Inc

By:

/s/ Gan Ren

Gan Ren

President, Director, CEO, CFO

Date:

April 10, 2017